Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
January 31, 1998



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              5.7174%



        Excess Protection Level
          3 Month Average   5.13%
          January, 1998   4.90%
          December, 1997   5.55%
          November, 1997   4.96%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.71%


        Base Rate                                    8.24%


        Over 35 Day Delinquency                      4.85%


        Seller's Interest                           16.09%


        Total Payment Rate                          13.52%


        Total Principal Balance                     $34,907,536,752.65


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,616,202,234.16